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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 18, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                         0-692               46-0172280
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

               125 South Dakota Avenue                           57104
              Sioux Falls, South Dakota                       (Zip Code)
       (Address of principal executive offices)

                                 (605) 978-2908
                     ---------------------------------------
                         (Registrant's telephone number,
                              including area code)


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


Item 5.        Other Events

On December 18, 2003, NorthWestern Corporation issued a press release announcing that Roger P. Schrum has been elected Vice President of Human Resources and Communications, effective immediately. The prlyess release is included as
Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated December 18, 2003

* filed herewith


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             NorthWestern Corporation


                                                By:/s/ Roger P. Schrum
                                                   -----------------------------
                                                Roger P. Schrum
                                                Vice President - Human Resources
                                                and Communications

Date:  December 18, 2003


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



                                Index to Exhibits
                                -----------------

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated December 18, 2003

* filed herewith


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